UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2023 (June 29, 2023)

Frontier Investment Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40570	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 309, Ugland House

Grand Cayman, Cayman Islands

E9 KY1-1104

(Address of principal executive offices, including zip code)

(302) 351-3367

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-third of one Redeemable Warrant	FICVU	The Nasdaq Stock Market, LLC

Class A Ordinary Share, par value $0.0001 per share	FICV	The Nasdaq Stock Market, LLC

Warrant, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	FICVW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Trust Amendment Agreement

On June 29, 2023 as approved by its shareholders at an extraordinary general meeting held on June 29, 2023 (the “Special Meeting”), Frontier Investment Corp (the “Company”), and its trustee, Continental Stock Transfer & Trust Company (the “Trustee”), signed an amendment to the investment management trust agreement dated as of July 6, 2021 (the “Trust Agreement”), to extend the time to complete a business combination from July 06, 2023 (the “Termination Date”) to July 06, 2024, as approved by the Company’s shareholders in accordance with the Company’s amended and Amended and Restated Memorandum of Association and Articles of Association (the “Articles of Association”). At the Special Meeting, the shareholders of the Company approved a special resolution to the Articles of Association to extend the time to consummate a business combination until July 06, 2024.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its shareholders at the Special Meeting held on June 29, 2023, the following proposals were approved: (a) as a special resolution, giving the Company the right to extend the date by which it has to complete a business combination to July 06, 2024 (the “Extension Amendment Proposal”); (b) as a special resolution, an amendment to the Articles of Association to remove from the Articles of Association the limitation that the Company  may not redeem Public Shares (as defined below) to the extent that such redemption would result in the Company  having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 in order to allow the Company  to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “NTA Requirement Amendment Proposal”); (c) as a special resolution, an amendment to the Articles of Association to provide for the right of a holder of the Company’s Class B Shares, to convert into Class A Shares (or “Public Shares”) on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment Proposal”); and (d) as a special resolution, an amendment to the Trust Agreement, to extend the Termination Date from July 6, 2023 to July 6, 2024 (the “Trust Agreement Amendment Proposal”);.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 29, 2023, the Company held the Special Meeting. On May 23, 2023, the record date for the Special Meeting, there were 25,000,000 ordinary shares entitled to be voted at the Special Meeting. This includes 20,000,000 Class A ordinary shares, par value $0.0001 per share (“Class A Shares”), and 5,000,000 Class B ordinary shares, par value $0.0001 per share (“Class B Shares” and together being the issued and outstanding ordinary shares of the Company, referred to as the “Shares”). At the meeting, 13,228,392 or 52.91% of such Shares were represented in person or by proxy.

The final results for each of the matters submitted to a vote of the Company’s shareholders at the Special Meeting are as follows:

1. Extension Amendment Proposal

Shareholders approved the proposal to amend the Company’s Articles of Association as a special resolution, giving the Company the right to extend the date by which it has to complete a business combination to July 06, 2024. Approval of the Extension Amendment Proposal required a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares voted in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Extension Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,973,153	1,255,239	0	0

The Minutes of the Special Meeting which show the approval of the Extension Amendment Proposal in the form of the .

2. Redemption Limitation Amendment Proposal

Shareholders approved the proposal to amend the Company’s Articles of Association as a special resolution,  an amendment to the Articles of Association to remove from the Articles of Association the limitation that the Company  may not redeem Public Shares (as defined below) to the extent that such redemption would result in the Company  having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 in order to allow the Company  to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation. Approval of the Redemption Limitation Amendment Proposal required a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares voted in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Redemption Limitation Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,973,153	1,255,239	0	0

3. Founder Share Amendment Proposal

Shareholders approved the proposal to amend the Company’s Articles of Association as a special resolution, an amendment to the Articles of Association to provide for the right of a holder of the Company’s Class B Shares, to convert into Class A Shares on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder.  Approval of the Founder Share Amendment Proposal required a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares voted in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Founder Share Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,973,153	1,255,239	0	0

4. Trust Agreement Amendment Proposal

Shareholders approved the proposal to amend the Trust Agreement, as a special resolution,  to allow the Company to extend the time to complete a business combination to July 06, 2024. Approval of the Trust Agreement Amendment Proposal required a special resolution under Cayman Islands law, a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares voted in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Trust Agreement Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,973,153	1,255,239	0	0

Item 8.01. Other Events.

In connection with the shareholders’ vote at the Special Meeting of shareholders held by the Company on June 29, 2023, 17,266,304 Class A Shares were tendered for redemption, leaving 2,733,696 Class A Shares. As a result, approximately $179,054,777 (approximately $10.37 per share) will be removed from the Company’s trust account to pay such holders, without taking into account additional allocation of payments to cover any tax obligation of the Company since that date. After the redemptions, approximately $28,348,934 will remain in the Company’s trust account.

On June 29, 2023, the Company issued an aggregate of 5,999,999 shares of its Class A Shares to Frontier Disruption Capital, the Company’s sponsor (the “Sponsor”) and the holder of the Company’s Class B Shares, upon the conversion of an equal number of Class B Shares (the “Conversion”). The 5,999,999 Class A Shares issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Shares before the Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the prospectus for our initial public offering.

Following the Conversion and the redemptions, there were 7,733,695 Class A Shares issued and outstanding and one Class B Share issued and outstanding. As a result of the Conversion, the Sponsor holds approximately 65% of the Company’s outstanding Class A Shares. The issuance of Class A Shares upon the Conversion has not been registered under the Securities Act of 1933, as amended, in reliance on the exemption from registration provided by Section 3(a)(9) thereof.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
3.1	Notice of Changes to Memorandum Articles of Association dated June 29, 2023
10.1	Amendment to the Investment Trust Management Agreement between the Company and the Trustee dated June 29, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER INVESTMENT CORP

Dated: July 6, 2023	By:	/s/ Asar Mashkoor
Name: Asae Mashkoor
Title: Chief Executive Officer

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